UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2007
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16407 (Commission File Number)	13-4151777 (IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 27, 2007, Zimmer Holdings, Inc. (the “Company”) announced that it had settled an ongoing federal investigation into its financial relationships with consulting orthopaedic surgeons with the U.S. Attorney’s Office for the District of New Jersey. As part of the settlement, the Company has entered into: (i) a civil settlement agreement with the U.S. Department of Justice on behalf of the Office of Inspector General (the “OIG”) of the Department of Health and Human Services (the “Settlement Agreement”), (ii) a corporate integrity agreement with the OIG (the “Corporate Integrity Agreement”), and (iii) a deferred prosecution agreement with the United States Attorney’s Office for the District of New Jersey (the “Deferred Prosecution Agreement”).
     Pursuant to the terms of the Settlement Agreement, the Company settled civil and administrative claims related to the federal investigation for a cash payment to the United States government of $169.5 million (the “Settlement Payment”), without any admission of wrongdoing by the Company. The Company expects to record an expense of $169.5 million in the third quarter in connection with the settlement. As part of the Settlement Agreement, the Company also agreed to enter into the Corporate Integrity Agreement. The Corporate Integrity Agreement acknowledges the existence of the Company’s corporate compliance program and provides for certain other compliance-related activities during the five-year term of the agreement.
     As part of the settlement, the Company also entered into the Deferred Prosecution Agreement, under which the U.S. Attorney’s Office for the District of New Jersey has agreed not to pursue any criminal charges against the Company if the Company makes the Settlement Payment and complies with the terms of the Deferred Prosecution Agreement. In addition, the Company will be subject to oversight by a federal monitor appointed by the U.S. Department of Justice for the 18-month term of the Deferred Prosecution Agreement.
     The foregoing description of the Settlement Agreement, the Corporate Integrity Agreement and the Deferred Prosecution Agreement is not complete and is qualified in its entirety by reference to the full text of such agreements, which are filed hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
FORWARD LOOKING STATEMENTS
     This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate acquired businesses, the impact of our settlement of the federal investigation into financial relationships with consulting surgeons, including our compliance with the Deferred Prosecution Agreement through March 2009 and the Corporate Integrity Agreement through 2012, the outcome of the Department of Justice Antitrust Division investigation announced in June 2006, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, governmental laws and regulations affecting our U.S. and international businesses, including tax obligations and risks, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.
Item 7.01 Regulation FD Disclosure.
     On September 27, 2007, the Company issued a press release announcing that it had settled the ongoing federal investigation into its financial relationships with consulting orthopaedic surgeons. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in response to this Item 7.01.
Item 9.01 Financial Statements and Exhibits.
     (d)     Exhibits

Exhibit No.	Description

10.1	Settlement Agreement dated September 27, 2007, among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, and Zimmer Holdings, Inc. on behalf of its wholly owned subsidiary Zimmer, Inc.

10.2	Corporate Integrity Agreement dated September 27, 2007, among Zimmer Holdings, Inc., Zimmer, Inc. and the Office of Inspector General of the Department of Health and Human Services

10.3	Deferred Prosecution Agreement dated September 27, 2007, between Zimmer, Inc. and the United States Attorney’s Office for the District of New Jersey

99.1	Press Release, dated September 27, 2007, issued by Zimmer Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 2, 2007

ZIMMER HOLDINGS, INC.
By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement dated September 27, 2007, among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, and Zimmer Holdings, Inc. on behalf of its wholly owned subsidiary Zimmer, Inc.

10.2	Corporate Integrity Agreement dated September 27, 2007, among Zimmer Holdings, Inc., Zimmer, Inc. and the Office of Inspector General of the Department of Health and Human Services

10.3	Deferred Prosecution Agreement dated September 27, 2007, between Zimmer, Inc. and the United States Attorney’s Office for the District of New Jersey

99.1	Press Release, dated September 27, 2007, issued by Zimmer Holdings, Inc.